UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
January 20, 2023
Date of Report
(Date of earliest event reported)

BLUCORA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25131	91-1718107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3200 Olympus Blvd, Suite 100
Dallas, Texas 75019
(Address of principal executive offices)
(972) 870-6400
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BCOR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
On January 23, 2023, Blucora, Inc. (the “Company”) issued a press release disclosing that on January 20, 2023, Engine Capital LP provided notice of nomination of a candidate for election to the Company’s board of directors at the 2023 annual meeting of stockholders (the “2023 Annual Meeting”). A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
The Company, its directors and certain of its executive officers and employees are participants in the Company’s solicitation of proxies from stockholders in connection with the 2023 Annual Meeting. The names of such directors, executive officers and employees and their respective interests in the Company by security holdings or otherwise are set forth below.

Participant	Number of Shares (1)	Percentage Ownership (1)
Steven Aldrich	16,476	*
Tabitha T. Bailey	4,418	*
Ann J. Bruder	192,210	*
Mark A. Ernst	95,311 (2)	*
E. Carol Hayles	6,692	*
Kan Kotecha	8,539	*
Rick Leaman III	3,539	*
Marc Mehlman	107,409 (3)	*
Tina Perry	15,581	*
Georganne C. Proctor	13,733	*
Karthik Rao	23,996	*
Jana R. Schreuder	29,323	*
Christopher W. Walters	686,864	1.43
Mary S. Zappone	72,049	*
* Less than 1%
(1) The beneficial ownership set forth in the table is determined in accordance with the rules of the U.S. Securities and Exchange Commission. The percentage of beneficial ownership is based on 48,143,838 shares of Company common stock outstanding as of January 20, 2023.
(2) This includes 14,000 shares of Company common stock held by Bellevue Capital LLC. Mr. Ernst is the managing partner of Bellevue Capital LLC.
(3) This includes 2,025 shares of Company common stock held by Mr. Mehlman’s spouse.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No	Description

99.1	Press Release issued on January 23, 2023.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 23, 2023

BLUCORA, INC.

	By	/s/ Marc Mehlman
Marc Mehlman
Chief Financial Officer